SMITH BARNEY MID CAP BLEND FUND

Supplement dated July 20, 1998
to the Prospectus dated June 30, 1998

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in the Prospectus under Prospectus Summary.

EXAMPLE

The following example is intended to assist an investor in understanding the various costs that an investor in Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses. See Purchase of Shares, Redemption of Shares and Management of the Fund in the accompanying Prospectus for more information.


1 year
3 years
An investor would pay the following
expenses
On a $1,000 investment, assuming (1)
5.00%
annual return and (2) redemption at
the end of
each time period:





Class L

39
69



An investor would pay the following
expenses
On the same investment, assuming the
same
annual return and no redemption:





Class L
29
69
The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Funds actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.







FD 01522

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